Exhibit 99.1 Day One Biopharmaceuticals Targeted Therapies for People of All Ages June 2023 Day One Biopharmaceuticals

Disclaimer This presentation and the accompanying oral commentary contain forward-looking statements that are based on our management’s beliefs and assumptions and on information currently available to our management. Forward-looking statements are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified. In some cases, you can identify forward-looking statements by terminology such as “may,” “will,” “should,” “could,” “expect,” “plan,” anticipate,” “believe,” “estimate,” “predict,” “intend,” “potential,” “would,” “continue,” “ongoing” or the negative of these terms or other comparable terminology. Forward-looking statements include all statements other than statements of historical fact contained in this presentation, including information concerning our future financial performance, including the sufficiency of our cash, cash equivalents and short-term investments to fund our operations, business plans and objectives, timing and success of our planned nonclinical and clinical development activities, timing and results of nonclinical studies and clinical trials, efficacy and safety profiles of our product candidates, execution of the Phase 2 clinical trial for tovorafenib and the Phase 1b/2 clinical trial for tovorafenib and pimasertib as designed, any expectations about safety, efficacy, timing and ability to complete clinical trials and to obtain regulatory approvals for tovorafenib and other candidates in development, the ability of tovorafenib to treat pediatric low-grade glioma (pLGG) or related indications, the potential therapeutic benefits and economic value of our product candidates, potential growth opportunities, competitive position, industry environment and potential market opportunities, our ability to protect intellectual property and the impact of global business or macroeconomic conditions, including as a result of inflation, rising interest rates, instability in the global banking system, and geopolitical conflicts, including the war in Ukraine, on our business and operations. Forward-looking statements are subject to known and unknown risks, uncertainties, assumptions and other factors. It is not possible for our management to predict all risks, nor can we assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements we may make. These factors, together with those that are described under the heading “Risk Factors” contained in our most recent Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission (“SEC”) and other documents we file from time to time with the SEC, may cause our actual results, performance or achievements to differ materially and adversely from those anticipated or implied by our forward-looking statements. In addition, statements that “we believe” and similar statements reflect our beliefs and opinions on the relevant subject. These statements are based upon information available to us as of the date of this presentation, and although we believe such information forms a reasonable basis for such statements, such information may be limited or incomplete, and our statements should not be read to indicate that we have conducted a thorough inquiry into, or review of, all potentially available relevant information. These statements are inherently uncertain and investors are cautioned not to unduly rely upon these statements. Furthermore, if our forward-looking statements prove to be inaccurate, the inaccuracy may be material. In light of the significant uncertainties in these forward-looking statements, you should not regard these statements as a representation or warranty by us or any other person that we will achieve our objectives and plans in any specified time frame, or at all. We undertake no obligation to publicly update any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. This presentation also contains estimates and other statistical data made by independent parties and by us relating to market size and growth and other data about our industry. This data involves a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates. In addition, projections, assumptions and estimates of our future performance and the future performance of the markets in which we operate are necessarily subject to a high degree of uncertainty and risk. Day One Biopharmaceuticals 2

Cancer Drug Development For People Of All Ages Tovorafenib (DAY101) Mission That Growing Portfolio and Runway Creates Value Lead Program Beyond Clinical Milestones • Day One’s mission is to help children • Investigational, oral, CNS-penetrant • Two clinical-stage MEKi assets, in- with cancer, from day one and every Type II RAF inhibitor licensed for combination trials day after 1 • Being developed as tablets and • Projected cash runway into 2026 • Develop medicines for genomically- pediatric-friendly liquid suspension • Key FIREFLY-1 milestones defined cancers • Breakthrough Therapy Designation – Initiated rolling NDA submission in • Establish first-in-class position 2 May 2023 • Rare Pediatric Disease Designation through rapid pediatric registration – New clinical data presented in June • Orphan Drug Designation (US/EU) • Expand to adolescent and adult 2023 populations in parallel and pursue – Expected completion of rolling those opportunities with the same NDA submission in October 2023 commitment we do for children 1 2 With cash, cash equivalents and short-term investments as of March 31, 2023 and approximately $172.5 million in gross proceeds from follow-on offering in June 2023. NDA data set will include analysis of primary (ORR by RANO-HGG) and secondary (ORR by RAPNO-LGG, PFS) efficacy endpoints, safety, and exploratory analyses (including ORR by RANO-LGG). Day One Biopharmaceuticals 3

Our Pipeline Recent & Product Candidate Indication Preclinical Phase 1 Phase 2 Phase 3 Anticipated Milestones Initiated rolling NDA submission: May 2023 Tovorafenib (DAY101) New clinical data presented: 1 Relapsed pLGG Type II Pan-RAF Inhibitor FIREFLY-1 (pivotal) June 2023 Expected rolling NDA submission • FDA Breakthrough Therapy complete: October 2023 Designation for relapsed pLGG • FDA Rare Pediatric Disease First patient dosed: Designation (PRV Eligible) for Frontline pLGG FIREFLY-2 (pivotal) March 2023 pLGG • FDA Orphan Drug Designation for malignant glioma First patient dosed: • EC Orphan Designation for glioma RAF-altered November 2021 2 solid tumors FIRELIGHT-1* Poster presented: (monotherapy) April 2023 Pimasertib MAPK-altered 3 First patient dosed: MEK 1/2 Inhibitor FIRELIGHT-1* solid tumors May 2022 (Combo w/tovorafenib) 1 2 3 *Includes patients ≥12 years of age. FIREFLY-1 Arm 1 expected to support registration. DAY101 adult monotherapy Phase 1 dose escalation and expansion trial previously completed. Pimasertib Phase 1 dose escalation and expansion trial previously completed. pLGG, pediatric low-grade glioma. Tovorafenib and Pimasertib are investigational products. Safety and efficacy have not been established by any health authority. Day One Biopharmaceuticals 4

Tovorafenib (DAY101) Type II RAF Inhibitor Day One Biopharmaceuticals

Pediatric Low-Grade Gliomas (pLGG) • Despite being the most common brain tumor in children, there are no approved agents and no standard-of-care for the majority of patients with 1,2 relapsed/progressive disease ‒ ~70% of patients will require systemic therapy ‒ Patients have a high rate of recurrence and are frequently treated with multiple lines of systemic therapy over the course of their disease 3 • The majority of pLGGs are driven by BRAF alterations ‒ ~85% of BRAF-altered tumors harbor a KIAA1549-BRAF gene fusion ‒ ~15% are driven by BRAF V600E mutation • Despite low-grade histology and high long-term survival, pLGGs are chronic 1-4 and relentless ‒ Goal of therapy is to stabilize or shrink tumors while minimizing treatment- associated toxicities from surgery, chemotherapy, and radiation ‒ Many patients today suffer profound tumor and treatment-associated morbidity and significant late effects that persist throughout life 6 y/o with large relapsed BRAF fusion-positive optic pathway glioma 1 2 3 4 Ostrum QT et al., Neuro Oncol. 2015; 16(Suppl 10):x1-x36; De Blank P. et al., Curr Opin Pediatr. 2019 Feb; 31(1):21-27. Jones DTW et al., Cancer Res. 2008; 68:8673–77. Traunwieser T et al., Neurooncol Adv. 2020; 2:vdaa094. Day One Biopharmaceuticals 6

Tovorafenib (DAY101) Inhibits Both BRAF Fusions And BRAF V600 Mutations • Tovorafenib (DAY101) is an investigational, MAPK pathway RAS-independent activation of the MAPK pathway oral, selective, CNS-penetrant, type II pan- RAF inhibitor that was designed to inhibit RAS both monomeric and dimeric RAF kinase ‒ Activity in tumors driven by both RAF RAF RAF fusion fusions and BRAF V600E mutations RAF Tovorafenib mutation ‒ Tablet and pediatric-friendly liquid suspension MEK ‒ Once weekly dosing • Currently approved type I BRAFi are indicated for use in patients with tumors bearing BRAF ERK V600E mutations ‒ Type I BRAF inhibitors cause paradoxical Proliferation and survival Proliferation and survival Proliferation and survival MAPK activation in the setting of wild-type RAF, increasing the risk of tumor growth in BRAF fusion-driven Source: 1. Sun Y et al., Neuro Oncol. 2017; 19: 774–85; 2. Sievart AJ et al., PNAS. 2013; 110:5957-62; 3. Karajannis MA et al., Neuro Oncol 2014;16(10):1408-16 Day One Biopharmaceuticals 7

The Current pLGG Treatment Paradigm Reflects The Unrelenting Nature Of This Chronic Brain Tumor 1L 2L 3L Presentation Surgical Intervention ~35% ~20% Targeted Tx Targeted Tx Targeted Tx GTR No Recurrence (5-10%) (40-50%) (40-50%) 1 Biopsy (>95%) Suspected ~65% ~50% ~50% pLGG ≤ Partial Eventual Additional lines Chemo Chemo Chemo Resection Recurrence of therapy ~40% ~80% (~90%) (~50%) (~35%) Molecular Testing Biopsy Only Other Other Other ~20% (<5%) (<5%) (<20%) No Biopsy (~5%) Response, Response, ~35% no recurrence ~50% no recurrence Because many pLGGs undergo senescence when patients reach their 20s, the goal of therapy is to maximize tumor control while minimizing treatment-associated toxicities from surgery, chemotherapy, and radiation. As a result, a large number of pLGG patients will undergo multiple lines of systemic therapy over the course of their disease. 1 Source: Physician Interviews, Bandopadhayay et al. Pediatric Blood Cancer. 2014; Sievert and Fischer. J Child Neurol. 2009; ClearView Analysis. GTR: Gross Total Resection Molecular testing of biopsied samples occurs in all patients. Kandels et. al. Retrospective analysis of comprehensive SIOP registry; Hargrave et. al. Phase I/II;Fangusaro et. al. Phase II Day One Biopharmaceuticals 8

Progress Of FIREFLY-1 Program: Monotherapy Tovorafenib In Relapsed pLGG Updated Clinical Data from FIREFLY-1 Trial Presented at ASCO Pre-NDA Meeting (Jun 2023) Interim Analysis Data (Apr 2023) from FIREFLY-1 Trial (Jun 2022) First Patient Dosed in FIREFLY-1 Trial (May 2021) Initiated Rolling NDA Expected Topline Data from Submission Completion of FIREFLY-1 Trial Pivotal Cohort (May 2023) Rolling NDA (Jan 2023) Enrollment Complete in Submission FIREFLY-1 Trial (Oct 2023) Initial Discussion (May 2022) with FDA including FIREFLY-1 Trial Design (Apr 2020) Day One Biopharmaceuticals 9

Pivotal Phase 2 Trial Of Monotherapy Tovorafenib (DAY101) In Relapsed Or Progressive pLGG (FIREFLY-1) Trial Design Endpoints (Pivotal Arm 1) 1 • Three arm, open-label, global registrational phase 2 trial • Primary endpoint: ORR based on RANO-HGG , assessed by blinded independent central review • Pivotal Arm 1 (recurrent/progressive pLGG, n=77): harboring a 2 KIAA1549-BRAF fusion or BRAF V600E mutation • Secondary endpoints: ORR by RAPNO-LGG assessed by blinded independent central review; PFS, DoR; TTR, CBR; safety • Arm 2 (expanded access recurrent/progressive LGG, n=59): harboring 3 an activating RAF alteration • Exploratory analyses: ORR and CBR by RANO-LGG assessed by blinded independent central review • Arm 3 (extracranial solid tumors): harboring an activating RAF fusion Key Inclusion Criteria Clinical and radiological evaluations at baseline, and every rd nd 3 cycle for pLGG and every 2 cycle for solid tumors • 6 months – 25 years of age • RAF-altered tumor Enrollment/ Day –28 to 0 • ≥1 prior line of systemic Screening Baseline End of Trial therapy with radiographic (C1D1) Study Drug Administration After Cycle 27: patients may either continue progression C27D1 2 treatment or enter drug holiday period at any time 420mg/m QW (not to exceed 600mg), • Prior use of MAPK pathway (at discretion of investigator) QW in 28-day cycles targeted therapy was permitted Eligibility evaluation Treatment period: minimum of 2 years or until progression or toxicity/intolerability 1 2 3 Dec 22, 2022 data cutoff. Wen PY, et al. J Clin Oncol. 2010;28(11):1963-1972. Fangusaro J, et al. Lancet Oncol. 2020;21(6):e305–316. van den Bent MJ, et al. Lancet Oncol. 2011;12(6):583-593. Abbreviations: CBR, clinical benefit rate; IRC, independent review committee; C, cycle; D, day; LGG, low-grade glioma; ORR, objective response rate; PFS, progression-free survival; DoR, duration of response; QW, once weekly; TTR, time to response; RANO, Response Assessment in Neuro-Oncology; RAPNO, Response Assessment in Pediatric Neuro-Oncology; MAPK, mitogen-activated protein kinase. For more information, please refer to NCT04775485 Day One Biopharmaceuticals 10

FIREFLY-1 Baseline Patient Characteristics Location (n=77) Deep midline structures Characteristic Arm 1 (n=77) 12% Optic pathway 51% Median age, years (range) 8 (2-21) Other Sex, n (%) * 16% Male 40 (52) Cerebral hemisphere Female 37 (48) 8% Cerebellum Race, n (%) 6% Brain stem Black or African American 2 (3) 8% Asian 5 (6) White 41 (53) BRAF alteration (n=77) Multiple 3 (4) Other 6 (8) BRAF V600E Not reported 20 (26) 17% Number of lines of prior systemic therapy Median (range) 2 (1-9) # BRAF fusion 1, n (%) 18 (23) 83% 2, n (%) 21 (27) ≥3, n (%) 38 (49) Prior MAPK pathway targeted therapy, n (%) 46 (60) Dec 22, 2022 data cutoff. *Includes tumors that were extending into multiple regions of the brain, leptomeningeal disease, and/or spinal disease. #Includes 6 patients with BRAF duplication and 2 with BRAF rearrangement per FISH (Fluorescence in situ hybridization) or ISH (in situ hybridization). MAPK, mitogen-activated protein kinase. Day One Biopharmaceuticals 11

Tumor Response To Tovorafenib (DAY101) For All Patients With RANO-HGG Evaluable Lesions (n=69) 1 RANO-HGG Response (IRC) Evaluable n=69 ORR (cCR + cPR + uPR), n (%) 46 (67%)* Clinical benefit rate, n (%) cCR, cPR/uPR, or SD 64 (93%) cCR, cPR/uPR, or SD for 12 mo+ 49 (71%) Best overall response, n (%) CR 4 (6%) PR (includes 3 uPR) 42 (61%) SD 18 (26%) PD 4 (6%) Not evaluable 1 (1%) All 3 patients with uPR remain on treatment as of May 23, 2023 Dec 22, 2022 data cutoff. Percents may not add to 100% due to rounding. Two of 69 patients are not shown in the waterfall plot; one patient passed away due to progressive disease (not related to tovorafenib) before the first imaging assessment and one did not receive T1 Gd+ 2 1 2 follow-up imaging. *P<0.001 from two-sided exact binomial test to test null hypothesis of ORR=21% based on Bouffet et al. Wen PY, et al. J Clin Oncol. 2010;28(11):1963-1972. Bouffet E, et al. J Clin Oncol. 2012;30(12):1358-1363. CBR, clinical benefit rate; cCR, confirmed completed response; cPR, confirmed partial response; CR, complete response; HGG, high-grade glioma; IRC, independent radiology review committee; MAPKi, mitogen-activated protein kinase inhibitor; MR, minor response; ORR, overall response rate; PD, progressive disease; PR, partial response; RANO, Response Assessment in Neuro-Oncology; SD, stable disease; uPR, unconfirmed partial response. There are 17 patients with stable disease of less than 12 months duration and at the time of the data cutoff, 11 remain on treatment. Day One Biopharmaceuticals 12

Tumor Response To Tovorafenib (DAY101) For All Patients With RAPNO-LGG Evaluable Lesions (n=69*) 1 RAPNO-LGG Response (IRC) Evaluable n=69 ORR (cCR + cPR/uPR + cMR/uMR), n (%) 35 (51%) Clinical benefit rate, n (%) cCR, cPR/uPR, cMR/uMR, or SD 60 (87%) cCR, cPR/uPR, cMR/uMR, or SD for 12mo+ 36 (52%) Best overall response, n (%) CR 0 (0%) PR (includes 4 uPR) 17 (25%) MR (includes 4 uMR) 18 (26%) SD 25 (36%) # PD 8 (12%) Not evaluable 1 (1%) All 4 patients with uPR and 3 patients with uMR remain on treatment as of May 23, 2023 Dec 22, 2022 data cutoff. Percents may not add to 100% due to rounding. Two of 69 patients not shown in waterfall plot; one patient passed away due to progressive disease (not related to tovorafenib) before the first imaging assessment and one patient had visual progressive disease but no evaluable T2 measurements at 1 # the time of progression. *Pending adjudication. Fangusaro J, et al. Lancet Oncol. 2020;21(6):e305-316. PD for RAPNO-LGG was not used to determine treatment discontinuation; patients could continue treatment if there was no PD based on RANO-HGG per investigator’s assessment. CBR, clinical benefit rate; cCR, confirmed completed response; cMR, confirmed minor response; cPR, confirmed partial response; CR, complete response; HGG, high-grade glioma; IRC, independent radiology review committee; LGG, low-grade glioma; MAPKi, mitogen-activated protein kinase inhibitor; MR, minor response; ORR, overall response rate; PD, progressive disease; PR, partial response; RANO, Response Assessment in Neuro-Oncology; RAPNO, Response Assessment in Pediatric Neuro-Oncology; SD, stable disease; uMR, unconfirmed minor response; uPR, unconfirmed partial response. There are 28 patients with stable disease of less than 12 months duration and at the time of the data cutoff, 11 remain on treatment. Day One Biopharmaceuticals 13

Tumor Response To Tovorafenib (DAY101) For All Patients With RANO-LGG Evaluable Lesions (n=76) 1 RANO-LGG Response (IRC) Evaluable n=76 ORR (cCR + cPR/uPR + cMR/uMR), n (%) 37 (49%) Clinical benefit rate, n (%) cCR, cPR/uPR, cMR/uMR, or SD 63 (83%) cCR, cPR/uPR, cMR/uMR, or SD for 12mo+ 39 (51%) Best overall response, n (%) CR 0 (0%) PR (includes 8 uPR) 20 (26%) MR (includes 2 uMR) 17 (22%) SD 26 (34%) # PD 11 (14%) § Not evaluable 2 (3%) All 8 patients with uPR and 2 patients with uMR remain on treatment as of May 23, 2023 # § Dec 22, 2022 data cutoff. Percents may not add to 100% due to rounding. PD for RANO-LGG was not used to determine treatment discontinuation; patients could continue treatment if there was no PD based on RANO-HGG per investigator’s assessment. Two of 76 patients are not shown in the waterfall plot; one 1 patient passed away due to progressive disease (not related to tovorafenib) before the first imaging assessment, and one patient with missing T1 Gd+ imaging at baseline was deemed NE at all timepoints but had a best SPPD decrease of 65% on T2 imaging. van den Bent MJ, et al. Lancet Oncol. 2011;12(6):583-593. BL, baseline; CBR, clinical benefit rate; cCR, confirmed completed response; cMR, confirmed minor response; cPR, confirmed partial response; CR, complete response; HGG, high-grade glioma; IRC, independent radiology review committee; LGG, low-grade glioma; MAPKi, mitogen-activated protein kinase inhibitor; MR, minor response; ORR, overall response rate; PD, progressive disease; PR, partial response; RANO, Response Assessment in Neuro-Oncology; SD, stable disease; SPPD, sum of the products of perpendicular diameters; uMR, unconfirmed minor response; uPR, unconfirmed partial response. There are 27 patients with stable disease of less than 12 months duration and at the time of the data cutoff, 19 remain on treatment. Day One Biopharmaceuticals 14

Duration Of Tovorafenib (DAY101) Therapy For All Patients With RANO-HGG Evaluable Lesions (n=69) 2.8 Median time to response* MONTHS 11/17 patients with stable disease <12 months remain on treatment as of data cutoff Median duration of 10.8 MONTHS treatment* Ongoing treatment Partial response Discontinued treatment Complete response Follow-up after discontinuation of treatment Progressive disease BRAF V600E mutation Discontinuation due to AE Prior MEK inhibitor therapy Death Prior BRAF inhibitor therapy * Analysis for median time to response and median duration of treatment only included confirmed responses. HGG, high-grade glioma; RANO, Response Assessment in Neuro-Oncology. Day One Biopharmaceuticals 15

Duration Of Tovorafenib (DAY101) Therapy For All Patients With RANO-HGG & RANO-LGG Evaluable Lesions RANO-HGG (n=69) RANO-LGG (n=76) As of the data cutoff, As of the data cutoff, the median IRC- the median IRC- assessed DOR based on assessed DOR based on RANO-HGG criteria was RANO-LGG criteria was not yet reached (95% 14.4 months (95% CI: 8.4, not CI: 9.0, not estimable)* estimable)* * * * Analysis for median time to response and median duration of response only included confirmed responses. BOR is shown; circles indicate start of response. PD for the purpose of treatment was based on RANO-HGG, not RANO-LGG. BOR, best overall response; HGG, high-grade glioma; LGG, low-grade glioma; PD, progressive disease; RANO, Response Assessment in Neuro-Oncology; DOR, duration of response; CI, confidence interval. Day One Biopharmaceuticals 16

All RANO-LGG Unconfirmed PR Patients Continue On Treatment With Demonstrable Deepening Of Response (n=8) Responses for Patients with Unconfirmed Partial Response by RANO-LGG SD MR PR CR Months from Baseline All 8 patients with unconfirmed partial response by RANO-LGG remain on treatment as of May 23, 2023 Spider plot for SPPD – baseline and after treatment (RANO-LGG by IRC) – unconfirmed PR patients EOT status based on May 23, 2023 EDC data. Individual patient response data is current as of the data cutoff of December 22, 2022; treatment status data is current as of May 23, 2023. Day One Biopharmaceuticals 17 Percent Change from Baseline (%)

Nearly Half Of Patients With Best Response Of PD By RANO-LGG Have Tumor Stabilization And Response With Continued Treatment (n=11) Ongoing treatment Discontinued treatment 5/11 patients with best response of PD by RANO-LGG remain on treatment as of May 23, 2023 Individual patient response data is current as of the data cutoff of December 22, 2022; treatment status data is current as of May 23, 2023. Day One Biopharmaceuticals 18

Tovorafenib (DAY101) Safety Data (n=136) • The vast majority of treatment-emergent AEs Treatment-emergent AEs Treatment-related AEs were Grade 1 or 2 Preferred term, n (%) Any grade Grade ≥3 Any grade Grade ≥3 • 39 patients (29%) required dose modifications Any AE 136 (100) 68 (50) 133 (98) 47 (35) due to treatment-related AEs Hair color changes 96 (71) - 96 (71) - Fatigue 68 (50) 4 (3) 54 (40) 4 (3) • Dose interruptions were brief, with the median time of dose interruption being 2 Vomiting 59 (43) 3 (2) 24 (18) 3 (2) weeks Rash maculo-papular 56 (41) 10 (7) 51 (38) 10 (7) Headache 53 (39) 1 (1) 27 (20) - • 5 patients (4%)* discontinued due to AE, with Pyrexia 43 (32) 2 (1) 15 (11) 1 (1) 4 patients (3%) discontinuing due to Nausea 40 (29) - 21 (15) - treatment-related AEs Dry skin 39 (29) - 34 (25) - • The most commonly reported lab Dermatitis acneiform 37 (27) 1 (1) 36 (26) 1 (1) abnormalities were CPK elevation, anemia, Constipation 36 (26) - 28 (21) - hypophosphatemia, and AST elevation Decreased appetite 35 (26) 4 (3) 25 (18) 3 (2) • Nearly all had no clinical manifestations and Epistaxis 34 (25) - 22 (16) - did not require clinical intervention or change in study treatment Dec 22, 2022 data cutoff. Table shows treatment-emergent AEs with frequency ≥25% of any grade. Rash erythematous treatment-emergent: any grade, 14 (10%); grade ≥3 1 (1%); treatment-related: any grade, 14 (10%), grade ≥3 1 (1%). *One patient had 2 events (shunt malfunction [not related to tovorafenib] and tumor hemorrhage [related to tovorafenib]). AEs, adverse events. Day One Biopharmaceuticals 19

Case Study: Activity Of Tovorafenib (DAY101) In KIAA1549-BRAF Fusion Optic Pathway Glioma 8-year-old boy with relapsed pilomyxoid astrocytoma of the optic pathway, with visual loss in right eye, visual field loss in left eye, fatigue, intermittent nausea/vomiting, intermittent headaches, anorexia, and temperature regulation disorder Months -60 0 12 -48 -36 -12 24 -24 Trametinib VC Binimetinib Tovorafenib PR • Initiated treatment with tovorafenib 400 mg/QW following 3 prior therapies, including binimetinib and trametinib, which were discontinued due to PD • At cycle 3, PR (-88%) per RANO-HGG, and MR (-32% and -40%) per RAPNO-LGG and RANO-LGG, respectively − Sustained improvements in visual acuity reported; logMAR change 0.2 → 0 − PD criteria met (-94% to -91%) with RANO-HGG at cycle 15; continued treatment as investigator deemed no radiographic progression with subsequent reduction in target lesion (-97%) • AEs were G2 (drug eruption, elevated CPK) and G1 (hair color change, paronychia, growth retardation) T1 + C (baseline and post-cycle 3) T2 (baseline and post-cycles 3 & 12) Tumor kinetics Dec 22, 2022, data cut-off. AEs, adverse events; C, contrast; CPK, creatine phosphokinase; G, grade; HGG, high-grade glioma; LGG, low-grade glioma; logMAR, Logarithm of the Minimum Angle of Resolution; MR, minor response; PD, progressive disease; PR, partial response; QW, once weekly; RANO, Response Assessment in Neuro-Oncology; RAPNO, Response Assessment in Pediatric Neuro-Oncology; VC, vincristine-carboplatin.. Day One Biopharmaceuticals 20

Key Takeaways And Next Steps • Clinically meaningful data from FIREFLY-1 for pediatric patients with recurrent or progressive LGG harboring BRAF fusions or BRAF V600E mutations, for whom there is no standard-of-care and no approved agents for the majority of patients • 67% ORR and 93% clinical benefit rate (complete response + partial response/unconfirmed partial response + stable disease) by RANO-HGG • 51% ORR and 87% clinical benefit rate (partial response/unconfirmed partial response + minor response/unconfirmed minor response + stable disease) by RAPNO-LGG* • 8 unconfirmed RAPNO-LGG responses (4uPR, 4uMR) with 7 continuing on treatment as of May 23, 2023 • 49% ORR and 83% clinical benefit rate (partial response/unconfirmed partial response + minor response/unconfirmed minor response + stable disease) by RANO-LGG • 10 unconfirmed RANO-LGG responses (8uPR, 2uMR) with all 10 patients continuing on treatment as of May 23, 2023 • Responses were observed in patients with both BRAF fusion and BRAF V600E mutations, as well as those who received prior MAPK- targeted therapy • Rapid time to response regardless of response assessment criteria (median times: 2.8 months with RANO-HGG, 5.5 months with RAPNO- # LGG*, and 4.2 months with RANO-LGG) • A heavily-pretreated population, with a median of 2 prior lines of therapy (range: 1-9), and the majority of patients having relapsed or progressed after one or more prior MAPK inhibitors • Encouraging safety and tolerability profile indicating monotherapy tovorafenib to be generally well-tolerated • Initiated rolling submission of NDA in May 2023 • FIREFLY-2 Pivotal Phase 3 trial in front-line pLGG is enrolling; first patient dosed in March 2023 # Dec 22, 2022 data cutoff. *Pending adjudication. Analysis for median time to response only included confirmed responses. Day One Biopharmaceuticals 21

Incidence And Prevalence Of BRAF-Altered pLGG In The U.S. 2020 2017 Estimated Incidence Estimated SEER Prevalence Under 25 Under 25 1 US Population ~105,000,000 NA 2 3 Rate of CNS Tumors (0.00521%) ~5,500 ~130,000 2 Gliomas (63%) ~3,500 ~82,000 2 Low Grade (77%) ~2,600 ~63,000 2 Has Received Drug Tx (58%) ~1,500 ~36,000 2 BRAF Altered (70%) ~1,100 ~26,000 ~1,100 ~26,000 Estimated Annual Incidence Estimated Prevalence 1 2 3 US Census; CBTRUS, Qaddoumi et al 2009, Schreck et al 2019, ClearView Analysis; SEER US complete prevalence counts of patients aged under 25 with Brain and Other Nervous Systems tumors as of January 1, 2017. Estimated annual incidence and estimated prevalence are Day One calculations based on publicly available data. Day One Biopharmaceuticals 22

FIREFLY-2/LOGGIC Pivotal Phase 3 Trial of Tovorafenib (DAY101) in Newly Diagnosed pLGG Day One Biopharmaceuticals Confidential Information

FIREFLY-2/LOGGIC Pivotal Phase 3 Trial Of Tovorafenib (DAY101) In Newly Diagnosed pLGG Trial Design Endpoints • Randomized, global, registrational Phase 3 trial of monotherapy tovorafenib • Primary endpoint: ORR based on RANO-LGG criteria, assessed by blinded 1 (DAY101) vs SoC chemotherapy independent central review • Eligibility: Patients aged 6 months to <25 years with LGG harboring a RAF ‒ The ORR primary analysis is expected to occur ~12 months after the last alteration and requiring first-line systemic therapy patient randomized • Tovorafenib (DAY101) available as tablets and pediatric-friendly liquid • Key secondary endpoints: PFS and DoR by RANO criteria, ORR by RAPNO suspension criteria • Patients who progress after stopping tovorafenib (DAY101) may be re- • Other secondary endpoints: changes in neurological and visual function, challenged safety, and tolerability • Patients who progress in the SoC arm during or post-treatment may cross- • Key exploratory objectives: QoL and health utilization measures over to receive tovorafenib 2 Non-resectable or Tovorafenib, 420mg/m QW sub-total resected LGG (not to exceed 600 mg) AND Stratified by Long-term follow-up (48 months) Requiring first-line • Location of tumor Investigator's choice of systemic therapy • Genomic alteration vincristine/carboplatin* or N ≈ 400 • CDKN2A status vinblastine • Infant CHG diagnosis * COG or SIOPe-LGG regimen. Abbreviations: CHG, chiasmatic, hypothalamic glioma; DoR, duration of response; LGG, low-grade glioma; ORR, objective response rate; QoL, quality of life; QW, once weekly; SoC, standard 1 of care. Primary endpoint of FIREFLY-2 will be ORR by RANO-LGG (2017) following full approval by FDA on March 16, 2023 of dabrafenib with trametinib in pediatric patients with low-grade glioma with a BRAF V600E mutation who require systemic therapy based on a study with the same primary endpoint. Day One Biopharmaceuticals 24 1:1 Randomization

FIREFLY-2/LOGGIC: Pivotal Phase 3 Study Of Tovorafenib (DAY101) In Newly Diagnosed pLGG • Collaboration between Day One and the Approximately 100 potential sites (~65 from the LOGGIC consortium) LOGGIC consortium, internationally recognized experts in pLGG research ‒ Coupled with the LOGGIC-CORE molecular diagnostic program ‒ Worked jointly on the study design and ~20 discussions with the U.S. and EU Sites ~65 regulatory authorities Sites ~5 Sites ~10 Sites Day One Biopharmaceuticals 25

Our Pipeline Recent & Product Candidate Indication Preclinical Phase 1 Phase 2 Phase 3 Anticipated Milestones Initiated rolling NDA submission: May 2023 Tovorafenib (DAY101) New clinical data presented: 1 Relapsed pLGG Type II Pan-RAF Inhibitor FIREFLY-1 (pivotal) June 2023 Expected rolling NDA submission • FDA Breakthrough Therapy complete: October 2023 Designation for relapsed pLGG • FDA Rare Pediatric Disease First patient dosed: Designation (PRV Eligible) for Frontline pLGG FIREFLY-2 (pivotal) March 2023 pLGG • FDA Orphan Drug Designation for malignant glioma First patient dosed: • EC Orphan Designation for glioma RAF-altered November 2021 2 solid tumors FIRELIGHT-1* Poster presented: (monotherapy) April 2023 Pimasertib MAPK-altered 3 First patient dosed: MEK 1/2 Inhibitor FIRELIGHT-1* solid tumors May 2022 (Combo w/tovorafenib) 1 2 3 *Includes patients ≥12 years of age. FIREFLY-1 Arm 1 expected to support registration. DAY101 adult monotherapy Phase 1 dose escalation and expansion trial previously completed. Pimasertib Phase 1 dose escalation and expansion trial previously completed. pLGG, pediatric low-grade glioma. Tovorafenib and Pimasertib are investigational products. Safety and efficacy have not been established by any health authority. Day One Biopharmaceuticals 26

Phase 2 Study Of Monotherapy Tovorafenib (DAY101) In Solid Tumors (FIRELIGHT-1) 1 Trial Design Endpoints • Single arm, open-label, global phase 1b/2a trial • Primary endpoint: ORR by RECIST version 1.1 for non-CNS solid tumors and RANO-HGG criteria for any CNS tumors • n = 40 patients (approximately) • Secondary endpoints: safety and additional • Eligibility: Patients aged 12 years and older with non- efficacy parameters hematologic tumor with an activating BRAF fusion, CRAF/RAF1 fusion, or CRAF/RAF1 amplification Melanoma cohort Patients with a known BRAF Safety 2 DAY101 QW until disease progression or CRAF/RAF1 fusion, or Follow Up CRAF/RAF1 amplification “Tissue agnostic” cohort Study Drug Administration ≥ 18 years at 600 mg PO QW 2 12 to <18 years at 420mg/m PO QW 1 Abbreviations: ORR, objective response rate; QW, once weekly ; PO, by mouth; BRAF, B-Raf proto-oncogene. Umbrella master study – DAY101-102 (main protocol) DAY101 and MAPK pathway aberration, Sub-study 1 2 monotherapy (DAY101-102a), Sub-study 2 MEK combo (DAY101-102b). DAY101 QW until disease progression, intolerable toxicity, withdrawal of consent, or death Day One Biopharmaceuticals 27

Preliminary Clinical Activity Of Tovorafenib (DAY101) Monotherapy In BRAF Fusion Melanoma Patient 1: 53-year-old male with AGK-BRAF fusion non-spitzoid cutaneous melanoma Parameter Description/outcome Stage at diagnosis III EGOC status 0 • Multiple lymphadenectomies and skin lesion excision surgery Prior therapies • Pembrolizumab (11 weeks): ‒ Best response: SD • 600 mg QW Tovorafenib treatment to date in • 5 cycles with no dose interruption or modifications FL-1 102a (melanoma cohort)* due to AEs † ‡ Antitumor activity results to date* • CR (11-week scan) ; confirmed at 16 weeks • TRAEs: ‒ Transient rash (G1 and G2) Safety results to date* ‒ Anemia (G2) • TEAE: ‒ Neck pain (G1) *Data cutoff Feb 8, 2023. †Out of window per protocol. ‡per RECIST v1.1. AE, adverse event; CR, complete response; ECOG, Eastern Cooperative Oncology Group; FL-1, FIRELIGHT-1; G, grade; QW, once weekly; RECIST, response evaluation criteria in solid tumors; SD, stable disease; TEAE, treatment-emergent adverse event; TRAEs, treatment-related adverse events; y/o, years of age. Day One Biopharmaceuticals 28

Preliminary Clinical Activity Of Tovorafenib (DAY101) Monotherapy In BRAF Fusion Melanoma Patient 2: 35-year-old male with TRIM33-BRAF fusion malignant melanoma Parameter Description/outcome Stage at diagnosis Unknown EGOC status 1 • Radiation • Nivolumab (12 mo, adjuvant setting): Prior therapies ‒ No best response, disease resected • Nivolumab + ipilimumab (3 cycles): ‒ Best response: PD after 2 mo • 600 mg QW Tovorafenib treatment to date in • 5 cycles with no dose interruption or FL-1 102a (melanoma cohort)* modifications due to AEs Antitumor activity results to † • PR (8-week scan); confirmed at 16 weeks date* • TRAEs: ‒ Rash - maculopapular (G1) Safety results to date* ‒ Headache (G1) ‒ Fatigue (G1) *Data cutoff Feb 8, 2023. †per RECIST v1.1. AE, adverse event; ECOG, Eastern Cooperative Oncology Group; FL-1, FIRELIGHT-1; G, grade; mo, months; PD, progressive disease; PR, partial response; QW, once weekly; RECIST, response evaluation criteria in solid tumors; TRAEs, treatment-related adverse events; y/o, years of age. Day One Biopharmaceuticals 29

Preliminary Clinical Activity Of Tovorafenib (DAY101) Monotherapy In BRAF Fusion Melanoma Patient 3: 71-year-old male with MKRN1-BRAF fusion non-spitzoid cutaneous melanoma Parameter Description/outcome Stage at diagnosis II EGOC status 0 • Radiation Prior therapies • Pembrolizumab (2 mo): ‒ Best response: SD • 600 mg QW Tovorafenib treatment to date in • 3 cycles with no dose interruption or modifications FL-1 102a (melanoma cohort)* due to AEs Antitumor activity results to • PR (7-week scan)†,‡; is awaiting a confirmatory scan date* • TRAEs: Safety results to date* ‒ Urticaria (G1) ‒ Hand-foot syndrome (G1) *Data cutoff Feb 8, 2023. †In window per protocol. ‡per RECIST v1.1. AE, adverse event; ECOG, Eastern Cooperative Oncology Group; FL-1, FIRELIGHT-1; G, grade; mo, months; PR, partial response; QW, once weekly; RECIST, response evaluation criteria in solid tumors; SD, stable disease; TRAEs, treatment-related adverse events; y/o, years of age. Day One Biopharmaceuticals 30

Activity of Tovorafenib (DAY101) In SNX8:BRAF Fusion Spindle Cell Sarcoma A male child spindle cell sarcoma, 5-years of age at diagnosis Months -30 -24 -18 -12 -6 0 6 CR PD CR Diagnosis Targeted Therapy BRAF fusion (FISH) Ifosfamide, doxorubicin, Tovorafenib Tovorafenib Subtotal resection dexrazoxane Gemcitabine, docetaxel Proton radiotherapy SNX8-BRAF fusion Baseline After 2 cycles of tovorafenib • After the first dose of tovorafenib (DAY101), the patient experienced grade 2 rash, which resolved in a day following a dose of diphenhydramine • Radiotherapy-related adverse events included hyperpigmentation overlying the spine on the upper back with no skin breaks, and mild dysphagia Day One Biopharmaceuticals Data cut off: September 30, 2021 31

Strong Scientific Rationale for Combining Tovorafenib (DAY101) With Additional MAPK Pathway Inhibitors BRAF BRAF or CRAF KRAS or NRAS NF1 non-V600 fusion mutant LOF MEK MEK RAF/ PI3K/m RAS/RAF/ PI3K/ Signaling RAL MEK/ERK TOR MEK/ERK mTOR pathways ERK ERK Proliferation, survival Proliferation, survival Proliferation, survival Proliferation, survival KRAS - G12Ci MEKi or Potential Type II RAFi + or Type II RAFi + MEKi Type II RAFi + Type II RAFi + MEKi MEKi combinations or SHP2i SHP2i Targeting multiple nodes of Non V600 BRAF dimers are BRAF fusion dimers are Targeting multiple pathways MAPK pathway expected to drive effectively inhibited by type II, effectively inhibited by type II, expected to drive deeper Rationale deeper and more durable but not type I, RAFi but not type I RAFi response response Day One Biopharmaceuticals 32

Pimasertib MEK1/2 Inhibitor Day One Biopharmaceuticals

Pimasertib: Investigational Allosteric MEK1/2 Inhibitor With Demonstrated Activity In MAPK-Driven Solid Tumors • Pimasertib is an investigational orally-bioavailable, selective, non-competitive MEK1/2 inhibitor in- licensed from Merck KGaA in February 2021 • Extensive non-clinical and clinical development work through Phase 2, including a solid tumor trial in Japan and combinations with other MOAs • Main AEs typical for all in-class allosteric MEK inhibitors (GI, CPK elevation, skin rash, visual disturbances) • Nearly three-fold higher CNS penetration than other MEKi inhibitors (trametinib or selumetinib) • Pimasertib showed monotherapy clinical activity, including an improvement in median PFS versus dacarbazine in NRAS mutant melanoma • Combination with tovorafenib (DAY101) and other targeted therapies may unlock the full value of pimasertib in advanced solid tumors Sources: Pimasertib Investigator Brochure, v12, 2019; de Gooijer et al., Int J Cancer, Day One Biopharmaceuticals 2018; Shaw et al., AACR LB-456, 2012; Lebbe et al., Cancers, 2020. 34

Vertical MAPK Pathway Inhibition With Tovorafenib (DAY101) And Pimasertib May Unlock Potential Synergy For Adult Solid Tumors BRAF KRAS or NRAS non-V600 mutant mutant MEK RAF/ PI3K/m RAL MEK/ERK TOR ERK Proliferation, survival Proliferation, survival Type II RAFi + MEKI Type II RAFi + MEKi Pan-RAFi + MEKi is synergistic in BRAF fusion melanoma PDX model ex vivo (internal data) A Non V600 BRAF dimers are Targeting multiple nodes of effectively inhibited by type II MAPK pathway will drive deeper Sensitivity of KRAS Q61 mutant cells to pimasertib is enhanced when cells are treated with the B type II BRAF inhibitor BGB-283 (Yuan et al., Mol Onc 2020) RAFi , but not type I BRAFi and more durable response Tovorafenib (DAY101) + MEK inhibitor is synergistic in KRAS G12C and Q61 mutant tumor cells C (Venetsanakos et al., 2021 AACR poster presentation) Day One Biopharmaceuticals 35

Tovorafenib (DAY101) / Pimasertib Combination To Be Evaluated In Solid Tumors (FIRELIGHT-1) 1 Trial Design Endpoints 2 • Combination dose escalation, global phase 1b/2 trial • Phase 1b: PK, PD and Safety, MTD/RP2D • Phase 1b, BOIN (adaptive), n = 10/cohort (approximately) • Phase 2: Efficacy (ORR, DOR) • Phase 2, Simon 2-stage, n = 25/cohort (approximately) • Eligibility: Patients aged 12 years and older, dose escalation will be performed in advanced solid tumor patients with any MAPK alteration. Expansion cohorts will focus on indications with a potential path to accelerated approval Phase 1b Phase 2* NRASmut Selected tumors Tumors with MAPK BRAF Class 1 (non-E/K) and Safety 3 DAY101 + Pimasertib until disease progression Follow Up Class 2 mutant tumors pathway alterations BRAF fusion selected tumors Pre-identified patients with advanced *Additional biomarker-selected solid tumors and available clinical cohorts may be pursued based molecular profiling information. on developing data Abbreviations: BOIN, Bayesian Optimal Interval Design; BRAF, B-Raf proto-oncogene, serine/threonine kinase; MAPK, mitogen-activated protein kinase; NRAS, neuroblastoma rat sarcoma viral oncogene. 1 Umbrella master study – DAY101-102 (main protocol) DAY101 and MAPK pathway aberration, Sub-study 1 monotherapy (DAY101-102a), Sub-study 2 MEK combo (DAY101-102b). 2 3 Intend to open U.S. and ex-U.S. clinical sties. DAY101 + Pimasertib until disease progression, intolerable toxicity, withdrawal of consent, or death Day One Biopharmaceuticals 36

Summary Day One Biopharmaceuticals

Financial Summary: DAWN Follow-on in June 2023: $172.5 million in gross Cash, cash equivalents and short-term investments as 73.6 million shares of common stock of March 31, 2023: $318.2 million (no debt) proceeds, includes full exercise of underwriters’ option outstanding as of April 25, 2023 Three Months Ended Three Months Ended $ Millions 3/31/23 3/31/22 R&D Expense $27.8 $15.0 G&A Expense $18.0 $12.7 Net Loss $42.4 $27.7 FIREFLY-1: Pivotal Phase 2 clinical trial of tovorafenib (DAY101) 1 • Initiated rolling NDA submission in May 2023 Projected • New clinical data presented in June 2023 cash runway • Expected completion of rolling NDA submission in October 2023 2 into 2026 FIREFLY-2/LOGGIC: Pivotal Phase 3 clinical trial of tovorafenib (DAY101) in newly diagnosed pLGG • First patient dosed in March 2023 1 All financial and share information is unaudited. NDA data set will include analysis of primary (ORR by RANO-HGG) and secondary (ORR by RAPNO, PFS) efficacy endpoints, safety, and exploratory 2 analyses (including ORR by RANO-LGG). With cash, cash equivalents and short-term investments as of March 31, 2023 and approximately $172.5 million in gross proceeds from follow-on offering in June 2023. Day One Biopharmaceuticals 38

Next Steps FIREFLY-1 • Initiated rolling NDA submission in May 2023 • New clinical data presented in June 2023 • Expected completion of rolling NDA submission in October 2023 FIREFLY-2 • Advance tovorafenib as a front-line therapy for patients newly diagnosed with pLGG FIRELIGHT-1 • Evaluate tovorafenib in combination and as monotherapy in adolescent and adult populations • Monotherapy abstract presented at EADO in April 2023 Commercial • Continue investment in market and launch preparation activities Business Development • Further investment in business development activities to expand our multiple asset portfolio Day One Biopharmaceuticals 39

Appendix ` 40

FIREFLY-1 Baseline Characteristics Characteristic Arm 1 (N=25) Location (n=25) Median age, years (range) 8 (3-18) Deep midline structures Hypothalamus 12% Sex, n (%) 8% Male 13 (52) Other Female 12 (48) 16% Optic pathway Race, n (%) 52% Black or African American 1 (4) Cerebellum Brain stem Asian 2 (8) 4% 8% White 15 (60) Other* 7 (28) BRAF alteration (n=25) Karnofsky/Lansky performance status, n (%) 50-70 1 (4) 80-100 24 (96) BRAF V600E 16% Number of lines of prior therapy Median (range) 3 (1-9) 1, n (%) 5 (20) † 2, n (%) 6 (24) BRAF fusion ≥3, n (%) 14 (56) 84% Prior MAPK pathway targeted therapy, n (%) Yes 18 (72) No 7 (28) Apr 14, 2022 data cutoff; *Includes 4 patients with race not specified. †Includes 2 patients with BRAF duplication and 1 with BRAF rearrangement per fluorescence in situ hybridization. MAPK, mitogen-activated protein kinase; prior MAPK pathway targeted therapy indicates either prior MEKi and/or prior type I RAFi therapy. Day One Biopharmaceuticals 41

Tumor Response To Tovorafenib (DAY101) For All Patients With RANO-HGG Evaluable Lesions (n=22)* RANO-HGG Response (IRC) Evaluable N=22* ORR (95% CI) 64% (41-83) • BRAF fusion (n=20) 60% • BRAF V600E (n=2) 100% # CBR 91% Best overall response • PR (13/22) 59% • uPR (1/22) 5% • SD (6/22) 27% Apr 14, 2022 data cutoff. Total % of response maybe may be different than the sum of the individual overall response due to rounding. *3/25 patients lacked evaluable lesions per RANO criteria based on IRC evaluation. †Progressive disease due to presence of new lesions. #patients with best overall response of CR, PR/uPR and SD. CBR, clinical benefit rate; IRC, independent radiological review committee; ORR, overall response rate; MAPK, mitogen-activated protein kinase; PR, partial response; SD, stable disease; uPR, unconfirmed partial response. Day One Biopharmaceuticals 42

Duration Of Tovorafenib (DAY101) Therapy For All Patients With RANO-HGG Evaluable Lesions (n=22) 17/22 patients remain on therapy All responders remain on treatment Apr 14, 2022 data cutoff. Day One Biopharmaceuticals 43

Individual Patient Tumor Change From Baseline (n=22 RANO-HGG Evaluable By Blinded Independent Central Review) PD SD PR CR Months Apr 14, 2022 data cutoff. RANO PD = ≥+25% change from baseline; RANO SD = <+24% to > -50% change from baseline; RANO PR = ≤ -50% Day One Biopharmaceuticals 44 change from baseline; RANO CR = -100% change from baseline. Percent change from baseline (%)

Tovorafenib (DAY101) Safety Data For The First 25 Enrolled Patients (TEAEs ≥25% Any Grade) Treatment-emergent AEs Treatment-related AEs Any grade Grade ≥3 Any grade Grade ≥3 Preferred term, n (%) Blood creatine phosphokinase increased 20 (80) 2 (8) 18 (72) 2 (8) • Most treatment-emergent AEs were grade 1 or 2 (96%) Hair color changes 17 (68) - 17 (68) - Anemia 14 (56) 3 (12) 10 (40) 2 (8) • Other important treatment- emergent AEs included: Aspartate aminotransferase increased 14 (56) - 12 (48) - Vomiting 14 (56) 2 (8) 6 (24) 1 (4) ‒ Decreased weight (24%) Rash* 13 (52) 3 (12) 13 (52) 3 (12) ‒ Decreased appetite (16%) Blood lactate dehydrogenase increased 12 (48) - 9 (36) - Headache 10 40) - 3 (12) - ‒ Hyponatremia (16%) Dry skin 9 (36) - 7 (28) - • 7 patients (28%) required dose Epistaxis 9 (36) - 4 (16) - modifications due to treatment- related AEs Constipation 8 (32) - 5 (20) - Hypocalcemia 8 (32) - 6 (24) - • No patient discontinued treatment Nausea 8 (32) - 3 (12) - due to AEs Alanine aminotransferase increased 7 (28) 1 (4) 4 (16) 1 (4) Fatigue 7 (28) - 7 (28) - Apr 14, 2022 data cutoff. AE, adverse event. TEAE, treatment-emergent adverse event. *Includes maculopapular and erythematous rash Day One Biopharmaceuticals 45

Key Takeaways • Encouraging initial efficacy data from FIREFLY-1 for pediatric patients with recurrent or progressive LGG harboring BRAF fusion or BRAF V600 mutation, for whom there is no standard-of-care and no approved agents for the majority of patients ‒ 64% ORR and 91% clinical benefit rate (partial response/unconfirmed partial response + stable disease) in the 22 RANO-HGG evaluable patients: ‒ 14 partial responses (13 confirmed responses and 1 unconfirmed response) ‒ 6 patients with stable disease ‒ All patients with stable disease (n=6) were noted to have tumor shrinkage, ranging between 19% and 43% ‒ Responses were observed in patients with both BRAF fusions and BRAF V600E mutations who received prior MAPK-targeted therapy ‒ The median-time-to-response was 2.8 months ‒ A heavily-pretreated population, with a median of 3 prior lines of therapy (range: 1-9) ‒ All patients who responded remain on therapy (n=14) and no patients have discontinued treatment due to treatment-related adverse events • Initial safety data, based on the first 25 patients, indicated monotherapy tovorafenib (DAY101) to be generally well-tolerated ‒ Majority of AEs were grade 1 or 2; most common treatment-related AEs were CPK elevation, rash, and hair color changes ‒ Treatment-related AEs of grade 3 or greater occurred in nine patients (36%) • Plan to present additional initial study results from FIREFLY-1 at the Society for Neuro-Oncology (SNO) annual meeting • Topline results from the full registrational cohort (n=~60) of FIREFLY-1 expected to be available 1Q 2023, with NDA submission planned for Q2 2023 • Early results from FIREFLY-1 support plan to evaluate tovorafenib (DAY101) in parallel with a pivotal Phase 3 frontline pLGG study (FIREFLY-2) 1 ‒ Primary endpoint of ORR based on RANO-LGG (2017) criteria, assessed by blinded independent central review 1 Primary endpoint of FIREFLY-2 will be ORR by RANO-LGG (2017) following full approval by FDA on March 16, 2023 of dabrafenib with trametinib in pediatric patients with low-grade glioma with a BRAF V600E mutation who require systemic therapy based on a study with the same primary endpoint. Day One Biopharmaceuticals 46

Case Study: Activity Of Tovorafenib (DAY101) In KIAA1549- BRAF Fusion Optic Pathway Glioma A 7-years-old female child with an optic pathway glioma, with very poor vision, entropion, folliculitis, eczema, mouth ulceration and xerosis -36 6 Months -30 -24 -18 -12 -6 0 PR Diagnostic biopsy 3L: Tovorafenib 1L: Vincristine/carboplatin Best response SD 2L: Trametinib Best response PD • PR (-58%) and improvement in vision reported at cycle 3 • AEs included grade 3 erythematous rash requiring dose interruption and dose reduction (400 mg QW to 300 mg QW in cycle 1), and grade 2 eczema and maculopapular rash • Patient continues to receive weekly tovorafenib Baseline After 6 cycles Tumor kinetics (RANO) Tovorafenib Apr 14, 2022 data cutoff. Tovorafenib is an investigational agent. Safety and efficacy have not been established by any health authority. Day One Biopharmaceuticals 47

Case Study: Activity Of Tovorafenib (DAY101) In KIAA1549-BRAF Fusion Posterior Fossa Pilocytic Astrocytoma An 8-years-old female child with a posterior fossa pilocytic astrocytoma, eczema, nausea and constipation Months -84 -72 -60 -48 -36 -24 -12 0 12 PR Suboccipital 2L: Carboplatin/vincristine craniotomies 4L: Trametinib 5L: Tovorafenib Best response PR Best response SD 1L: Carboplatin 3L: Vinblastine Best response PD Best response SD • PR (-69%) at cycle 3 with 500 mg QW tovorafenib, with a deepening of response (80% and 91% in cycles 6 and 9, respectively) over time • AEs included grade 2 decrease in neutrophil count, pustular rash, and upper respiratory infection • Patient continues to receive weekly tovorafenib Baseline After 3 cycles After 6 cycles After 9 cycles Tumor kinetics Tovorafenib Apr 14, 2022 data cutoff. Tovorafenib is an investigational agent. Safety and efficacy have not been established by any health authority. Day One Biopharmaceuticals 48

Case Study: Activity Of Tovorafenib (DAY101) In BRAF V600E Mutation Deep Midline Astrocytoma A 9-year-old female child with deep midline BRAF V600E-mutant astrocytoma with precocious puberty Months -60 -48 -36 -24 -12 0 12 PR Subtotal 1L: Carboplatin/vincristine 2L: Dabrafenib 3L: Tovorafenib resection Best response PR Best response PR • PR (-74%) at cycle 3, with a deepening of response (-94%) at cycle 6 • AEs included grade 3 maculopapular rash and increased CPK, requiring drug interruption and dose reduction (500 mg QW to 400 mg QW in cycle 1) • Tovorafenib dose was re-escalated back to 500 mg QW in cycle 4; patient continues on treatment Baseline After 3 cycles After 6 cycles Tumor kinetics Tovorafenib Apr 14, 2022 data cutoff. Tovorafenib is an investigational agent. Safety and efficacy have not been established by any health authority. Day One Biopharmaceuticals 49

Results From Independent Radiology Review Of PNOC014 Best response from baseline RANO-HGG: Response assessment for neuro- oncology-high grade glioma Volumetric image analysis (exploratory) RAPNO: Response assessment for pediatric neuro-oncology (exploratory) Date of data cutoff: 02 JAN 2020 Wright K et. al. Neuro Oncology Abstract CTNI-19. 2020 Day One Biopharmaceuticals 50

Multiple Rapid, Deep And Durable Responses Observed Following Initiation Of Tovorafenib (DAY101) Treatment Of pLGG Patients In PNOC014 Growth kinetics of Target Lesions from Screening Date of data cutoff: 02 JAN 2020 Adapted from Wright K et. al. Neuro Oncology Abstract CTNI-19. 2020 Fangusaro J et al. Lancet Oncol 2019 Day One Biopharmaceuticals 51

Drug-related Adverse Events Observed for Tovorafenib (DAY101) in PNOC014 Showed Favorable Safety and Tolerability Profile in pLGG Drug-related AEs for Tovorafenib (DAY101) Drug-related AEs for selumetinib Toxicities Grade 1-2 Grade 3 Grade 4 Toxicities Grade 1-2 Grade 3 Grade 4 Anemia 6 (67%) Increased ALT 20 (40%) 1 (2%) Hypophosphatemia 4 (44%) CPK elevation 34 (68%) 5 (10%) DAY101 AE summary Fatigue 5 (55%) Diarrhea 27 (54%) 2 (4%) Rash 8 (89%) Decreased ejection fraction 19 (38%) 1 (2%) • Most common toxicity: skin Achromotrichia 7 (78%) Gastric haemorrhage 1 (2%) • AEs reversible and all Pruritis 6 (67%) Headache 14 (28%) 1 (2%) manageable Photosensitivity 1 (11%) Decreased lymphocyte count 19 (38%) 1 (2%) Nevus 7 (78%) Neutropenia 14 (28%) 3 (6%) • Single, reversible Grade 3 Alopecia 3 (34%) Paronychia 19 (38%) 3 (6%) event Epistaxis 2 (22%) Rash (acneiform) 29 (58%) 2 (4%) • No Grade 4 AEs Dry skin 3 (34%) Rash (maculopapular) 26 (52%) 5 (10%) Myalgias/arthralgias 3 (34%) Skin infection 7 (14%) 1 (2%) • No dose reductions (vs. Anorexia 2 (22%) Tooth infection 1 (2%) 40% of patients on Cheilitis 3 (34%) Weight gain 5 (10%) 1 (2%) selumetinib montherapy Hypermagnesemia 1 (11%) Vomiting 22 (44%) required dose reductions) Bleeding gums 1 (11%) Nausea 21 (42%) Increased AST 4 (44%) Increased AST 25 (50%) Nausea/vomiting 3 (33%) Anemia 28 (56%) CPK elevation 1 (11%) Pruritis 10 (20%) Weight loss 2 (22%) Dyspnea 30 (60%) Date of DAY101 data cutoff: 02 JAN 2020; Wright K et. al. Neuro Oncology Abstract CTNI-19. 2020; Fangusaro J et al. Lancet Oncol 2019 Day One Biopharmaceuticals 52

The Majority Of Patients With RANO-LGG Confirmed Minor Response Remain On Treatment (n=15) Ongoing treatment Discontinued treatment 12/15 patients with confirmed minor response by RANO-LGG remain on treatment as of May 23, 2023 Individual patient response data is current as of the data cutoff of December 22, Day One Biopharmaceuticals 53 2022; treatment status data is current as of May 23, 2023.